Exhibit 99.2

                                State of Delaware
                                                                          PAGE 1
                        Office of the Secretary of State
                        ________________________________


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CELEBRITY  ENTERTAINMENT  GROUP,  INC.",  A  WYOMING  CORPORATION,

     WITH AND INTO "SHARP HOLDING CORPORATION" UNDER TEE NAME OF "SHARP HOLDING CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF TEE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE NINETEENTH DAY OF APRIL, A.D. 2001, AT 9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO TEE NEW CASTLE COUNTY RECORDER OF DEEDS.



                                       /s/  Harriet  Smith  Windsor
3346173  8l00M                         -----------------------------------------
                    {SEAL}             Harriet Smith Windsor; Secretary of State
010188344                                    AUTHENTICATION:    1090719

                                                       DATE:    04-20-01


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